UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2007

Ashworth, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14547	84-1052000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2765 Loker Avenue West, Carlsbad, California		92010
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760-438-6610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 12, 2007, the board of directors (the "Board") of Ashworth, Inc. (the "Company") authorized the amendment and restatement of the Company’s Code of Business Conduct and Ethics (the "Code of Conduct"). The Code of Conduct has been amended to eliminate the absolute prohibition of any relationships or transactions that constitute a conflict of interest. Instead, the Code of Conduct continues to require that any conflicts of interest must be disclosed and has been amended to clarify that such conflicts of interest must be promptly disclosed to the chairman of the audit committee of the Board (the "Audit Committee") in the case of directors and the Company’s human resources department or the chief financial officer in the case of employees. While the Code of Conduct no longer requires a formal waiver of conflicts of interest, the Board believes that the Code of Conduct appropriately addresses conflict of interest situations by requiring prompt disclosure of such conflicts, which, in the case of directors, are reviewed and approved, as appropriate, by the Audit Committee. Accordingly, the amended Code of Conduct will no longer require formal waivers relating to situations such as the appointment of Allan H. Fletcher by the Board on October 24, 2007 as Chief Executive Officer of the Company and his 100% ownership interest in Fletcher Leisure Group, Inc., which is a business partner of the Company, as well as director Detlef H. Adler’s position as Chief Executive Officer of Seidensticker (Overseas) Limited, a supplier to the Company that owns approximately 5% of the Company’s common stock, each of which relationships has been previously disclosed in the Company’s filings with the Securities and Exchange Commission.

In addition, the Code of Conduct has been amended to (1) broaden the category of persons to whom violations of laws, regulations and Ashworth policies (including the Code of Conduct), as well as accounting or auditing matters that are submitted on an anonymous basis, can be reported, and (2) provide specific telephone and Internet information as to the anonymous reporting of concerns, complaints or suspected violations, including those relating to accounting and auditing matters.

A complete copy of the Code of Conduct, as revised, is attached as Exhibit 14.1 to this Form 8-K and is incorporated by reference herein. The Code of Conduct is also available on our website at www.ashworthinc.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No. Description of Exhibit

14.1 Ashworth, Inc. Code of Business Conduct and Ethics as amended and adopted on December 12, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ashworth, Inc.

December 14, 2007	By:	/s/ Greg W. Slack

Name: Greg W. Slack
Title: Chief Financial Officer and Principal Accounting Officer

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Exhibit Index

Exhibit No.	Description

14.1	Ashworth, Inc. Code of Business Conduct and Ethics as amended and adopted on December 12, 2007.